                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                                 AUGUST 10, 2006

            Know all by these presents, that each party hereto hereby makes, constitutes, and appoints each of John Bateman, Debbie Crady, and James Traweek (and each employee and authorized representative of such party or any affiliate of such party designated in writing by any such attorney-in-fact or agent), and each of them, as the true and lawful attorneys-in-fact and agents, and attorney-in-fact and agent, of such party with full power and authority and full power of substitution and resubstitution, for, in the name of, and on behalf of such party, place and stead, in any and all capacities, to
(i) prepare, execute, and file or submit any filing or submission, as applicable, required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder, any amendment, supplement, and/or exhibit thereto, and any other filing or submission or form, statement, report, or document in connection therewith with the Securities and Exchange Commission (and any national securities exchange, national securities association, or other authority or organization), for, in the name of, and on behalf of such party, (ii) do and perform any and all acts for, in the name of, and on behalf of such party which said attorneys-in-fact, or any of them, determine may be necessary or appropriate to prepare, execute, and file any such filing, amendment, supplement, and/or exhibit, other filing or submission, form, statement, report, or document in connection therewith, and (iii) take any and all action of any type whatsoever which said attorneys-in-fact or agents, or any of them, determine may be necessary or appropriate in connection with the foregoing. Each party hereto hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights, powers, and authorities herein granted, as fully to all intents and purposes as such party might or could do if personally present, with full power of substitution, resubstitution, or revocation, hereby ratifying and confirming all that said attorneys-in-fact and agents and designees, or any of them, shall lawfully do or cause to be lawfully done by virtue hereof and the rights, powers, and authorities herein granted. Each party hereto hereby acknowledges that the attorneys-in-fact and agents appointed hereby, and each of them, in serving in such capacity at the request of such party, are not assuming any responsibility of such party to timely file any such filing, for the completeness or accuracy of the information concerning such party or any other party contained in any such filing, or otherwise to comply with Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder. This Power of Attorney shall remain in full force and effect until
(i) revoked by any party hereto in a signed writing provided to said attorneys-in-fact and agents, and each of them, and then only with respect to such revoking party, or (ii) any such attorney-in-fact or agent ceases to be employed by, or an authorized representative of, such party or any affiliate of such party, and then only with respect to such attorney-in-fact or agent.

            IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Power of Attorney to be executed and effective as of the date first written above.


                                   CPMG, INC.

                                   By:    /s/ Kent McGaughy
                                          -----------------------------------
                                   Name:  Kent McGaughy
                                   Title: President
                                   Date:  August 10, 2006

                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY

                                 AUGUST 10, 2006

            Know all by these presents, that each party hereto hereby makes, constitutes, and appoints each of John Bateman, Kent McGaughy, and James Traweek (and each employee and authorized representative of such party or any affiliate of such party designated in writing by any such attorney-in-fact or agent), and each of them, as the true and lawful attorneys-in-fact and agents, and attorney-in-fact and agent, of such party with full power and authority and full power of substitution and resubstitution, for, in the name of, and on behalf of such party, place and stead, in any and all capacities, to
(i) prepare, execute, and file or submit any filing or submission, as applicable, required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder, any amendment, supplement, and/or exhibit thereto, and any other filing or submission or form, statement, report, or document in connection therewith with the Securities and Exchange Commission (and any national securities exchange, national securities association, or other authority or organization), for, in the name of, and on behalf of such party, (ii) do and perform any and all acts for, in the name of, and on behalf of such party which said attorneys-in-fact, or any of them, determine may be necessary or appropriate to prepare, execute, and file any such filing, amendment, supplement, and/or exhibit, other filing or submission, form, statement, report, or document in connection therewith, and (iii) take any and all action of any type whatsoever which said attorneys-in-fact or agents, or any of them, determine may be necessary or appropriate in connection with the foregoing. Each party hereto hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights, powers, and authorities herein granted, as fully to all intents and purposes as such party might or could do if personally present, with full power of substitution, resubstitution, or revocation, hereby ratifying and confirming all that said attorneys-in-fact and agents and designees, or any of them, shall lawfully do or cause to be lawfully done by virtue hereof and the rights, powers, and authorities herein granted. Each party hereto hereby acknowledges that the attorneys-in-fact and agents appointed hereby, and each of them, in serving in such capacity at the request of such party, are not assuming any responsibility of such party to timely file any such filing, for the completeness or accuracy of the information concerning such party or any other party contained in any such filing, or otherwise to comply with Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder. This Power of Attorney shall remain in full force and effect until
(i) revoked by any party hereto in a signed writing provided to said attorneys-in-fact and agents, and each of them, and then only with respect to such revoking party, or (ii) any such attorney-in-fact or agent ceases to be employed by, or an authorized representative of, such party or any affiliate of such party, and then only with respect to such attorney-in-fact or agent.

            IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Power of Attorney to be executed and effective as of the date first written above.

                           CARDINAL INVESTMENT COMPANY, INC. PROFIT SHARING PLAN

                           By:     /s/ Debbie Crady
                                   -----------------------------------
                           Name:   Debbie Crady
                           Title:  Vice President
                           Date:   August 10, 2006

                                                                    EXHIBIT 24.3

                                POWER OF ATTORNEY

                                 AUGUST 10, 2006

            Know all by these presents, that each party hereto hereby makes, constitutes, and appoints each of John Bateman, Debbie Crady, Kent McGaughy, and James Traweek (and each employee and authorized representative of such party or any affiliate of such party designated in writing by any such attorney-in-fact or agent), and each of them, as the true and lawful attorneys-in-fact and agents, and attorney-in-fact and agent, of such party with full power and authority and full power of substitution and resubstitution, for, in the name of, and on behalf of such party, place and stead, in any and all capacities, to
(i) prepare, execute, and file or submit any filing or submission, as applicable, required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder, any amendment, supplement, and/or exhibit thereto, and any other filing or submission or form, statement, report, or document in connection therewith with the Securities and Exchange Commission (and any national securities exchange, national securities association, or other authority or organization), for, in the name of, and on behalf of such party, (ii) do and perform any and all acts for, in the name of, and on behalf of such party which said attorneys-in-fact, or any of them, determine may be necessary or appropriate to prepare, execute, and file any such filing, amendment, supplement, and/or exhibit, other filing or submission, form, statement, report, or document in connection therewith, and (iii) take any and all action of any type whatsoever which said attorneys-in-fact or agents, or any of them, determine may be necessary or appropriate in connection with the foregoing. Each party hereto hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights, powers, and authorities herein granted, as fully to all intents and purposes as such party might or could do if personally present, with full power of substitution, resubstitution, or revocation, hereby ratifying and confirming all that said attorneys-in-fact and agents and designees, or any of them, shall lawfully do or cause to be lawfully done by virtue hereof and the rights, powers, and authorities herein granted. Each party hereto hereby acknowledges that the attorneys-in-fact and agents appointed hereby, and each of them, in serving in such capacity at the request of such party, are not assuming any responsibility of such party to timely file any such filing, for the completeness or accuracy of the information concerning such party or any other party contained in any such filing, or otherwise to comply with Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder. This Power of Attorney shall remain in full force and effect until
(i) revoked by any party hereto in a signed writing provided to said attorneys-in-fact and agents, and each of them, and then only with respect to such revoking party, or (ii) any such attorney-in-fact or agent ceases to be employed by, or an authorized representative of, such party or any affiliate of such party, and then only with respect to such attorney-in-fact or agent.

            IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Power of Attorney to be executed and effective as of the date first written above.


                                        EDWARD W. ROSE III

                                        By:    /s/ Edward W. Rose III
                                               -------------------------------
                                        Name:  Edward W. Rose III
                                        Date:  August 10, 2006